Intangible Assets, Net - Summary of Estimated Aggregate Amortization Expenses (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Finite-Lived Intangible Assets, Amortization Expense, Maturity Schedule [Abstract]
2026	¥ 100,095
2027	99,482
2028	97,877
2029	95,685
2030	88,777
Thereafter	275,492
Total	¥ 757,408	$ 108,308	¥ 393,477